Earnings per Share	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Earnings per Share
30	Earnings per share
Basic and diluted earnings per common share are computed by dividing net income/(loss) for the period by the weighted average number of shares outstanding during the period, excluding shares held in Treasury.

	12.31.2020	12.31.2019	12.31.2018
Losses attributable to owners of Embraer	(731.9)	(322.3)	(178.2)

	(731.9)	(322.3)	(178.2)

Weighted average number of shares (in thousands)	736,164	735,850	734,065
Basic and diluted earnings per share - U.S. dollars	(0.99)	(0.44)	(0.24)
As of December 31, 2020, the Company does not have outstanding potential ordinary shares which can be converted in new shares and diluted earnings per share, therefore, basic and diluted earnings per share are equivalent in the period as disclosed. As of December 31, 2019, and 2018, 93,025 and 719,899 options were excluded from the weighted average number of shares, since their effect would have been anti-dilutive.